EXHIBIT 10.1
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                          PURCHASE AGREEMENT
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                   (5956 Sherry Lane; Dallas, Texas)


     THIS AGREEMENT is made and entered into as of July 7, 1997 (the "Effective Date") by and between SHERRY LANE ASSOCIATES, a Texas general partnership (hereinafter called "Seller"), and COTTONWOOD REALTY SERVICES, L.L.C., a Texas limited liability company (hereinafter called "Buyer").

                            R E C I T A L S
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     A.    Seller is the owner of that certain real property located at
5956 Sherry Lane, in the City of Dallas, County of Dallas, State of Texas, consisting primarily of an office building (the "Building") sometimes known as "5956 Sherry Lane".

     B. Buyer desires to purchase such premises on the terms and conditions hereinafter documented.

     NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

     1. PURCHASE AND SALE. Seller shall sell to Buyer, and Buyer shall purchase from Seller, the land (the "Land") described in Exhibit "A" attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all improvements, structures and fixtures located upon the Land, all right, title and interest of Seller in and to those items of personal property described in Exhibit "B" attached hereto and made a part hereof, all right, title and interest of Seller in and to the name "5956 Sherry Lane", and, to the extent assignable, all right, title and interest of Seller in and to all leases, contract rights, agreements, tenant lists, advertising material and telephone exchange numbers relating solely to the Property (hereinafter, collectively, the "Property"), all upon the terms, covenants and conditions hereinafter set forth.

     2.    PURCHASE PRICE.

           A. The purchase price (the "Purchase Price") for the Property shall be the sum of Forty-Four Million Dollars ($44,000,000.00).

     3. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid to Seller by Buyer as follows:

           A. ESCROW DEPOSIT. Concurrently herewith, Buyer shall deliver $100,000 (together with all interest thereon, the "Initial Escrow Deposit") to Commonwealth Land Title Company, First City Center, 1700 Pacific, Suite 4740, Dallas, Texas, 75201, Attention: David Payne (which company, in its capacity as escrow holder hereunder, is called "Escrow Holder").














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In addition, if Buyer shall deliver the "Approval Notice" prior to the expiration of the "Due Diligence Period", as provided (and defined) in paragraph 4B hereof, Buyer shall concurrently therewith deliver an additional deposit of $300,000 (the "Additional Escrow Deposit") to Escrow Holder. Each deposit to be made hereunder shall be made by a bank or cashier's check drawn on a major national money center banking institution reasonably acceptable to Seller (or by other delivery of good funds reasonably acceptable to Seller), and the amounts so deposited shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. As used herein, the term "Escrow Deposit" means the Initial Escrow Deposit and, from and after the deposit thereof, the Additional Escrow Deposit, together with all interest earned on such deposits while the same are held in escrow hereunder. At all times in which the Escrow Deposit is being held by the Escrow Holder, the Escrow Deposit shall be invested by Escrow Holder in the following investments ("Approved Investments"): (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major national money center banking institution reasonably acceptable to Seller and Buyer, or (iii) such other manner as may be reasonably agreed to by Seller and Buyer. The Escrow Deposit shall be disposed of by Escrow Holder only as provided in this Agreement.

           B. CLOSING PAYMENT. The Purchase Price, as adjusted by the application of the Escrow Deposit and by the prorations and credits specified herein, shall be paid in cash on the "Closing Date", as hereinafter defined (the amount to be paid under this subparagraph B being herein called the "Closing Payment").

     4.    CONDITIONS PRECEDENT

           A.    TITLE MATTERS.

                 (1) TITLE REPORT. Buyer will order a copy of a preliminary title report ("Preliminary Title Report") covering the Property from Commonwealth Title Insurance Company (which company, in its capacity as title insurer hereunder, is herein called the "Title Company"). In addition, Seller has ordered (and upon receipt shall deliver to Buyer) an update of that certain survey of the Property dated December 10, 1983, and last revised December 19, 1983, prepared by Brockette/Davis/Drake, Inc., 2902 Carlisle Street, Dallas, Texas 75201, which survey shall be certified to Buyer and Title Company ("Survey"). If Buyer shall deliver the Approval Notice on or before the end of the Due Diligence Period, Buyer shall be deemed to have approved the exceptions to title shown on the Preliminary Title Report and the matters disclosed on the Survey. Approval by Buyer of any additional exceptions to title or survey matters disclosed after the end of the Due Diligence Period shall be a condition precedent to Buyer's obligation to purchase the Property (Buyer hereby agreeing that its approval of such additional exceptions to title or survey matters shall not be unreasonably withheld). Unless Buyer gives written notice that it disapproves any such additional exceptions to title or survey matters, stating the exceptions so disapproved, on or before the sooner to occur of 5 days after receipt of written notice thereof or the Closing Date, Buyer shall be deemed to have approved

















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said exceptions.  If, for any reason, on or before the Closing Date, Seller does not cause any exceptions to title or survey matters which Buyer disapproves (to the extent Buyer is permitted hereunder to so disapprove) either to be removed or to obtain a title endorsement (if available) insuring over such disapproved matter on or before the Closing Date at no cost or expense to Buyer (Seller having the right but not the obligation to do so), the obligation of Seller to sell, and Buyer to buy, the Property as herein provided shall terminate (and Seller and Buyer shall have no further obligations in connection herewith). Buyer shall have the option to waive the condition precedent set forth in this Paragraph 4A(1) by notice to Seller. In the event of such waiver, such condition shall be deemed satisfied.

                 (2) EXCEPTIONS TO TITLE. Buyer shall be obligated to accept title to the Property, subject to the following exceptions to title:

                      (a) Real estate taxes and assessments not yet due and payable;

                      (b) The printed exceptions which appear in the standard form owner's policy of title insurance issued by Title Company in the State of Texas; provided, however, at Buyer's expense, Buyer may require the Title Company to amend the survey exception to read "Shortages in Area" only; and

                      (c) Such exceptions to title as may be approved or deemed approval by Buyer pursuant to the provisions of subparagraph A(1) above.

Conclusive evidence of the availability of such title shall be the willingness of Title Company to issue to Buyer on the Closing Date an owner's title insurance policy in the standard TLTA form issued in the State of Texas ("Owner's Policy"), in the face amount of the Purchase Price, which policy shows (i) title to the Property to be vested of record in Buyer, and (ii) the above exceptions to be the only exceptions to title.

           B. DUE DILIGENCE REVIEWS. Buyer shall have until 5:00 p.m. (Central time) on the date which is 30 days after the Effective Date (the "Due Diligence Period") within which to perform and complete all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases, service contracts, survey and title matters, and all physical, environmental and compliance matters and conditions respecting the Property. During the Due Diligence Period, Seller shall provide Buyer with reasonable access to the Property upon reasonable advance notice and shall also make available to Buyer, upon reasonable advance notice, such leases, service contracts and other contracts respecting the Property as Buyer shall reasonably request (to the extent the same are in Seller's possession). Buyer shall promptly commence, and shall diligently and in good faith pursue, its due diligence review hereunder. Buyer shall at all times conduct its due diligence review, inspections and examinations in a manner so as to not cause damage, loss, cost or expense to Seller or the Property and so as to not interfere with or disturb any tenant at the Property, and Buyer will indemnify, defend, and hold Seller and the Property harmless from and against any














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such damage, loss, cost or expense (the foregoing obligation surviving any termination of this Agreement). Without limitation on the foregoing, in no event shall Buyer (a) make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water samplings or the like) without Seller's express written consent;
(b) contact any tenant of the Property without Seller's express written consent; and (c) contact any governmental authority having jurisdiction over the Property without Seller's express written consent (which consent as to governmental authorities shall not be unreasonably withheld). Seller shall have the right, at its option, to cause a representative of Seller to be present at all inspections, reviews and examinations conducted hereunder. Buyer shall promptly deliver to Seller true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Buyer by any third party and in the event of termination hereunder, shall return all documents and other materials furnished by Seller hereunder. Buyer shall keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential. If, on or before the expiration of the Due Diligence Period, based upon such review, examination or inspection, Buyer shall determine that it intends to proceed with the acquisition of the Property, then Buyer shall promptly notify Seller and Escrow Holder of such determination in writing (such notice being herein called the "Approval Notice") and concurrently therewith Buyer shall deliver the Additional Escrow Deposit to Escrow Holder (and thereafter, Buyer shall have no further right to terminate this Agreement pursuant to this paragraph 4B). If, however, on or before the expiration of the Due Diligence Period, based upon such review, examination or inspection, Buyer shall determine in its sole and absolute discretion that it no longer intends to acquire the Property, then Buyer shall promptly notify Seller of such determination in writing (such notice being herein called the "Termination Notice"), whereupon the Escrow Deposit shall be returned to Buyer and this Agreement, and the obligations of the parties hereunder, shall terminate. In the event that, on or before the expiration of the Due Diligence Period, Buyer shall fail to have delivered the Approval Notice to Seller (and concurrently therewith deposit the Additional Escrow Deposit with Escrow Holder as provided for in this Agreement), Buyer shall be deemed to have elected not to proceed with the acquisition of the Property whereupon the Escrow Deposit shall be returned to Buyer and this Agreement, and the obligations of the parties hereunder, shall terminate.

           C. ESTOPPEL CERTIFICATES. It shall be a condition precedent to Buyer's obligation to purchase the Property that Buyer shall receive estoppel certificates ("TENANT ESTOPPEL CERTIFICATES"), from all tenants leasing, in the aggregate, 8,000 square feet of space or more at the Property, together with Tenant Estoppel Certificates from a sufficient number of additional tenants at the Property so that, overall, Tenant Estoppel Certificates shall be received with respect to not less than 75% of the net rentable square feet of space covered by leases in effect as of the date hereof, and with respect to those tenants not providing estoppel certificates, Seller shall update the representations and warranties contained in paragraph 7(A)(2)(a) of this Agreement with respect to such tenants leases. Each Tenant Estoppel Certificate shall either be substantially in the form provided in Exhibit "C" attached hereto and made a part hereof or in the form, if any, prescribed in the applicable tenant lease. Seller's sole obligation hereunder shall be to utilize commercially reasonable efforts to obtain a Tenant Estoppel Certificate from













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each tenant at the Property (such reasonable efforts obligations not including any obligation to institute legal proceedings or to expend monies therefor), but such obligation shall not affect the provision of such Tenant Estoppel Certificates as a condition precedent to closing.

     5. CLOSING PROCEDURE. The sale and purchase herein provided shall be consummated at a closing conference ("Closing Conference"), which shall be held on the Closing Date at Seller's offices at 900 North Michigan Avenue, Chicago, Illinois. As used herein, "Closing Date" means the date which is 15 days after the end of the Due Diligence Period, or such earlier date as may be agreed upon by Buyer and Seller.

           A. ESCROW. On or before the Closing Date, the parties shall deliver to Title Company the following: (1) by Seller, a duly executed and acknowledged original special warranty deed ("Deed") in the form of Exhibit "D" attached hereto and made a part hereof, and (2) by Buyer, the Closing Payment in immediately available federal funds. Such deliveries shall be made pursuant to escrow instructions ("Escrow Instructions") to be executed among Buyer, Seller and Title Company in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Title Company's receipt of the Deed, the Closing Payment and a notice from each of Buyer and Seller authorizing Title Company to close the transactions as contemplated herein (each of Buyer and Seller being obligated to deliver such authorization notice at the Closing Conference as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under subparagraph B below).

           B. DELIVERY TO PARTIES. Upon the satisfaction of the conditions set forth in the Escrow Instructions, then (x) the Deed shall be delivered to Buyer by Title Company's depositing the same for recordation,
(y) the Closing Payment (and the Escrow Deposit) shall be delivered by Title Company to Seller and (z) at the Closing Conference, the following items shall be delivered:

                 (1) SELLER DELIVERIES. Seller shall deliver to Buyer the following:

                      (a) A duly executed and acknowledged bill of sale, assignment and assumption agreement ("Assignment and Assumption Agreement") in the form of Exhibit "E" attached hereto and made a part hereof;

                      (b) Duly executed and acknowledged certificates regarding the "non-foreign" status of Seller;

                      (c) Evidence reasonably satisfactory to Buyer and Title Company respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and



















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                      (d)   Such additional documents as may be
reasonably required by Buyer and Title Company in order to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).

                 (2) BUYER DELIVERIES. Buyer shall deliver to Seller the following:

                      (a) A duly executed and acknowledged Assignment and Assumption Agreement;

                      (b) Evidence reasonably satisfactory to Seller and Title Company respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and

                      (c)   Such additional documents as may be
reasonably required by Seller and Title Company in or to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).

           C. CLOSING COSTS. Seller shall pay (i) the title insurance premium for the Owner's Policy at a rate not in excess of standard issue rates, (ii) the costs to update the Survey, (iii) one-half of any escrow charges, and (iv) any recording fees attributable to the documents releasing the Loan. Buyer shall pay (i) all sales and use taxes, if any, payable in connection with the transfers contemplated in this Agreement,
(ii) one-half of any escrow charges, (iii) the title premium associated with amendment of the survey exception, and (iv) all fees, costs or expenses incurred by Buyer in connection with Buyer's due diligence reviews hereunder. Each of Seller and Buyer shall pay its own attorneys' fees and its respective share of prorations as hereinafter provided.
Notwithstanding the foregoing, in the event the sale contemplated hereby does not close on the Closing Date, then each party shall pay all costs incurred by it.

           D.    PRORATIONS.

                 (1) ITEMS TO BE PRORATED. The following shall be prorated between Seller and Buyer as of the Closing Date:

                      (a) All real estate taxes and assessments on the Property for the current year on a per diem basis. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Closing Date).



















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                      (b)   All fixed and additional rentals under the
leases, security deposits and other tenant charges. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all refundable security deposits (to the extent the foregoing are held by Seller and are not applied or forfeited prior to the Closing Date) to Buyer on the Closing Date. Rents which are delinquent as of the Closing Date shall not be prorated on the Closing Date. Buyer shall include such delinquencies in its normal billing and shall diligently pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default in any lease).

To the extent Buyer receives rents on or after the Closing Date, such payments shall be applied first toward then current rent owed to Buyer in connection with the applicable lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents, with Seller's share thereof being promptly delivered to Seller. Buyer may not waive any delinquent rents nor modify a lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller's written consent. Seller hereby reserves the right to pursue any remedy against any tenant owing delinquent rents and any other amounts to Seller. Buyer shall reasonably cooperate with Seller in any collection efforts hereunder (but shall not be required to litigate or declare a default in any lease). With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.

                      (c)   All operating expenses.

                 (2) CALCULATION. The prorations and payments shall be made on the basis of a written statement submitted to Buyer and Seller by Escrow Holder prior to the Close of Escrow and approved by Buyer and Seller. In the event any prorations or apportionments made under this subparagraph D shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same provided written notice of such inaccuracy and request for correction is given within six months after the date hereof. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available, but not later than six months after the date hereof.

     6. CONDEMNATION OR DESTRUCTION OF PROPERTY. In the event that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall have no obligation to repair or replace any such damage or destruction. Seller shall, upon consummation of the transaction herein provided, assign to Buyer all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty (the damage from which shall not have been repaired by Seller prior to the Closing Date), as applicable; provided, however, that Seller shall retain any proceeds received (and the right to receive any proceeds) of rental income insurance or a temporary taking















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award that are attributable to a period prior to the Closing Date.  In the event the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed $100,000, Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date.

     7.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

           A.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

                 (1) GENERAL DISCLAIMER. Except as specifically set forth in Paragraph 7A(2) below, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the Property (including, but not limited to, the condition of the soil or the Improvements), the environmental condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting any income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that, during the Due Diligence Period, Buyer will examine, review and inspect all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in Paragraph 7A(2) below, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Owner's Policy. Without limitation thereon, Buyer hereby waives any and all rights of contribution or other rights or remedies against Seller under the Commercial Environmental Responsibility Compensation and Liability Act or any other applicable environmental laws, rules or regulations.

                 (2) LIMITED REPRESENTATIONS AND WARRANTIES OF SELLER. Subject to the provisions of Paragraph 7A(1) above, Seller hereby represents and warrants that, except as set forth in Exhibit "F" attached hereto and made a part hereof, Seller has no knowledge that any of the following statements is untrue (and, for this purpose, Seller's knowledge shall mean only the present actual knowledge of Glenn Emig, after having Seller's third party property manager and Julia Strocchia, Seller's prior portfolio manager for the Property, review the representations and warranties contained herein, but otherwise without any duty to investigate and with any imputed or constructive knowledge being excluded):

                      (a) RENT ROLL. Attached as Exhibit "G" and made a part hereof is a true, complete and accurate list, as of the date thereof, of all tenant leases respecting the Property, and Seller has not received any written notice of a material default under any of such tenant leases that remains uncured. Notwithstanding anything to the contrary contained herein,
















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Seller shall have no obligation or liability to Buyer with respect to any of the foregoing matters which shall be confirmed as correct in any Tenant Estoppel Certificate which may be delivered hereunder.

                      (b) LITIGATION. There is no pending action, litigation, condemnation or other proceeding against the Property or against Seller with respect to the Property.

                      (c) COMPLIANCE. Seller has received no written notice from any governmental authority having jurisdiction over the Property to the effect that the Property is not in compliance with applicable laws and ordinances.

                      (d) SERVICE AGREEMENTS. Other than those which are cancelable on 90 days' notice, Seller has not entered into any service agreements or contracts ("Service Agreements") or other agreements (other than as set forth in this Agreement) relating to the Property which will be in force on the Closing Date, except as described in Exhibit "H" attached hereto, and Seller has not received any written notice of any material default thereunder that remains uncured.

                      (e)   DUE AUTHORITY.  This Agreement and all
agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a partnership, duly organized and validly existing under the laws of the State of Texas, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.

                      (f) ENVIRONMENTAL MATTERS. Except as set forth in the reports described in Exhibit "I" attached hereto and made a part hereof (the "Environmental Reports"), Seller has received no written notice of the existence, deposit, storage, removal, burial or discharge of any material known to Seller to be a "Hazardous Material" at, upon, under, within or adjacent to the Property, in an amount which, in Seller's reasonable judgment, would, as of the date hereof, give rise to an "Environmental Compliance Cost". The term "Hazardous Material" shall mean
(i) asbestos and any chemicals, flammable substances or explosives, any radioactive materials (including radon), any hazardous wastes or substances which have, as of the date hereof, been determined by any applicable Federal, State or local government law to be hazardous or toxic by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, and/or any instrumentality now or hereafter authorized to regulate materials and substances in the environment which has jurisdiction over the Property ("Environmental Agency"), and (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, which materials listed under items (i) and (ii) above cause the Property (or any part thereof) to be in material violation of any applicable environmental laws or the regulations of


















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any Environmental Agency; provided, however, that the term "Hazardous
Material" shall not include motor oil and gasoline contained in or discharged from vehicles not used primarily for the transport of motor oil or gasoline. The term "Environmental Compliance Cost" means any reasonable out-of-pocket cost, fee or expense incurred directly to satisfy any requirement imposed by an Environmental Agency to bring the Property into compliance with applicable Federal, State and local laws and regulations directly relating to the existence on the Property of any Hazardous Material.

           B. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants that this Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a limited liability company, duly organized and validly existing and in good standing under the laws of the State of Texas, and is duly authorized and qualified to do all things required of it under this Agreement; and Buyer has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.

           C. SURVIVAL. Any cause of action of a party for a breach of the foregoing representations and warranties shall survive until December 15, 1997, at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation) shall terminate. Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the Closing Date that any of the representations or warranties of Seller contained herein are false or inaccurate or that Seller is in breach or default of any of its obligations under this Agreement, and Buyer nonetheless closes the transactions hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder).

           D. INTERIM COVENANTS OF SELLER. Until the Closing Date or the sooner termination of this Agreement:

                 (1) Seller shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.

                 (2) Seller shall not enter into any additional service contracts or other similar agreements without the prior consent of Buyer, except those deemed reasonably necessary by Seller which are cancelable on 90 days' notice.

                 (3) Seller shall have the right to continue to offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and, upon request,

















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shall keep Buyer reasonably informed as to the status of leasing prior to the Closing Date. After the expiration of the Due Diligence Period (unless Buyer shall have theretofore delivered a Termination Notice hereunder), Seller shall not enter into any new leases or material modifications of existing leases thereafter without the consent of Buyer (which consent will not be unreasonably withheld or materially delayed). In no event shall Seller have any obligation to enter into any new lease or modify any existing lease unless Buyer shall agree to pay or reimburse Seller on the Closing Date for all tenant improvement costs and leasing commissions incurred by Seller from and after the date hereof under or in connection therewith (Buyer's agreement to pay or reimburse for such amounts not to be unreasonably withheld).

     8. TEXAS WAIVERS. WITHOUT LIMITATION ON ANY OTHER LIMITATION OF SELLER'S LIABILITY HEREUNDER, IT IS THE INTENT OF SELLER AND BUYER TO WAIVE ALL OF THE PROVISIONS (OTHER THAN SECTION 17.555) OF THE TEXAS DECEPTIVE TRADE PRACTICES -- CONSUMER PROTECTION ACT, SUBCHAPTER E OF CHAPTER 17 OF THE TEXAS BUSINESS AND COMMERCE CODE (THE "DTPA") AS SUCH PROVISIONS ARE OR MAY BE APPLICABLE TO THIS AGREEMENT AND THE TRANSACTION EVIDENCED HEREBY. ACCORDINGLY, SELLER AND BUYER HEREBY REPRESENT AND AGREE AS FOLLOWS:

           (1) BUYER REPRESENTS TO SELLER THAT, WITH RESPECT TO THIS AGREEMENT, BUYER IS A BUSINESS CONSUMER AS THAT TERM IS USED IN THE DTPA (I.E., BUYER IS AN INDIVIDUAL, PARTNERSHIP OR CORPORATION WHO SEEKS OR ACQUIRES BY PURCHASE OR LEASE, ANY GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE), THAT BUYER HAS ASSETS OF $5 MILLION OR MORE ACCORDING TO THE MOST RECENT FINANCIAL STATEMENT OF BUYER PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, THAT BUYER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF A TRANSACTION AND THAT BUYER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTION EVIDENCED HEREBY.

           (2) SELLER AND BUYER HEREBY AGREE, FOR THEMSELVES AND THEIR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, THAT ALL OF THE PROVISIONS OF THE DTPA (EXCEPT FOR SECTION 17.555 THEREOF) WHICH ARE OR MAY BE APPLICABLE TO THIS AGREEMENT AND THE TRANSACTION EVIDENCED HEREBY ARE HEREBY WAIVED, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ALL RIGHTS AND REMEDIES RESULTING FROM OR ARISING OUT OF ANY AND ALL ACTS OR

PRACTICES OF THE OTHER PARTY IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTION EVIDENCED HEREBY, REGARDLESS OF WHETHER SUCH ACTS OR PRACTICES OCCURRED BEFORE OR AFTER THE EXECUTION OF THIS AGREEMENT. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

                           executed initials
                           -----------------
                           INITIALS OF BUYER

     9. DISPOSITION OF DEPOSIT. IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY REASON OF SELLER'S DEFAULT UNDER THIS AGREEMENT OR THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF, AND BUYER SHALL NOT HAVE DEFAULTED UNDER THIS AGREEMENT, THEN THE ESCROW DEPOSIT SHALL BE RETURNED TO BUYER, AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER; PROVIDED, HOWEVER, IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BY REASON OF SELLER'S DEFAULT, AND BUYER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO CLOSE, THEN BUYER SHALL BE ENTITLED TO SPECIFICALLY ENFORCE THIS AGREEMENT (BUT NO OTHER ACTION, FOR DAMAGES OR OTHERWISE, SHALL BE PERMITTED). IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE FOR ANY REASON OTHER THAN THE FAILURE OF SATISFACTION OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF OR THE DEFAULT OF SELLER, THEN THE ESCROW DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE ESCROW DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE.

IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S BREACH OR DEFAULT. IN THE EVENT THE SALE OF THE PROPERTY SHALL NOT BE CONSUMMATED ON ACCOUNT OF BUYER'S DEFAULT, THEN THE

RETENTION OF THE ESCROW DEPOSIT SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF PARAGRAPH 10I HEREOF.

           executed initials           executed initials
           -----------------           ----------------
           Seller's Initials           Buyer's Initials

   10.     MISCELLANEOUS.

           A.    BROKERS.

                 (1) Except as may be provided in subparagraph (2) below, Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall indemnify and defend Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this Paragraph 10A(1) shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.

                 (2) IF BUYER HAS ENGAGED A BROKER, THE FOLLOWING INFORMATION MUST BE COMPLETED AND SIGNED BY THE BROKER (FAILURE TO COMPLETE AND SIGN CONSTITUTES BUYER'S REPRESENTATION AND WARRANTY THAT NO BROKER HAS BEEN ENGAGED). Buyer has engaged Presidio Realty Advisors, Inc. ("Broker") in connection with the sale of the Property hereunder and Buyer shall be solely responsible for any and all fees, commissions or payments which may be payable to Broker. Broker hereby joins in the execution of this Agreement to evidence its agreement to look solely to Buyer for any and all fees, commissions or payments which may be due Broker.

Date: July 3, 1997                     Presidio Realty Advisors, Inc.
                                       a Texas corporation


                                       By:   /s/ KENNETH A. KLAVENESS
                                       Name: Kenneth A. Klaveness
                                       Title: President
                                                   "Broker"

           B.    LIMITATION OF LIABILITY.

                 (1) Notwithstanding anything to the contrary contained herein, if the closing of the transactions hereunder shall have occurred (and Buyer shall not have waived, relinquished or released any applicable rights in further limitation), the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $500,000.

                 (2) No constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, JMB Realty Corporation) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).

           C. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.

           D. TIME OF THE ESSENCE. Time is of the essence of this Agreement.

           E. INTERPRETATION. Paragraph headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.

           F. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

           G. SUCCESSORS AND ASSIGNS. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder); provided, however, Buyer may assign its interest in this Agreement to a limited partnership in which Buyer is the managing general partner and has not less than a 20% interest in capital and profits in such limited partnership. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

           H. NOTICES. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

                 TO BUYER:
                 --------

                 Cottonwood Realty Services, L.L.C.
                 7557 Rambler Road, Suite 932
                 Dallas, Texas 75231
                 Attention: Robert J. Axley
                 Facsimile: (214) 691-5691
                 Telephone: (214) 691-8500

                 WITH COPY TO:
                 ------------

                 Liechty & McGinnis, P.C.
                 10440 North Central Expressway, Suite 1100
                 Dallas, Texas 75231
                 Attention: Kevin McGinnis
                 Facsimile: (214) 265-0615
                 Telephone: (214) 265-0008

                 TO SELLER:
                 ---------

                 c/o JMB Realty Corporation
                 900 North Michigan Avenue
                 12th Floor
                 Chicago, Illinois 60611
                 Attention: Mr. Brian Ellison
                 Facsimile: (312) 915-2399
                 Telephone: (312) 915-2343

                 WITH COPY TO:
                 ------------

                 Pircher, Nichols & Meeks
                 1999 Avenue of the Stars
                 Suite 2600
                 Los Angeles, California 90067
                 Attention: Real Estate Notices (GML)
                 Facsimile: (310) 201-8922
                 Telephone: (310) 201-8900


Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

           I. LEGAL COSTS. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation (including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

           J. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     THE SUBMISSION OF THIS AGREEMENT FOR EXAMINATION IS NOT INTENDED TO NOR SHALL CONSTITUTE AN OFFER TO SELL, OR A RESERVATION OF, OR OPTION OR PROPOSAL OF ANY KIND FOR THE PURCHASE OF THE PROPERTY. IN NO EVENT SHALL ANY DRAFT OF THIS AGREEMENT CREATE ANY OBLIGATION OR LIABILITY, IT BEING UNDERSTOOD THAT THIS AGREEMENT SHALL BE EFFECTIVE AND BINDING ONLY WHEN A COUNTERPART HEREOF HAS BEEN EXECUTED AND DELIVERED BY EACH PARTY HERETO TO ESCROW HOLDER. ESCROW HOLDER SHALL DATE THIS AGREEMENT WITH THE DATE ON WHICH ESCROW HOLDER SHALL HAVE RECEIVED THIS AGREEMENT EXECUTED BY

BOTH BUYER AND SELLER (AND SUCH DATE SHALL BE THE "EFFECTIVE DATE" FOR PURPOSES HEREOF).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                      SELLER:

                      SHERRY LANE ASSOCIATES,
                      a Texas general partnership

                      By:   CARLYLE REAL ESTATE LIMITED
                            PARTNERSHIP-XIII,
                            an Illinois limited partnership,
                            General Partner

                            By:   JMB REALTY CORPORATION,
                                  a Delaware corporation,
                                  General Partner


                                  By:  /S/ BRIAN K. ELLISON
                                       ------------------------------
                                  Name: Brian K. Ellison
                                       ------------------------------
                                  Title: Vice President
                                       ------------------------------

                      BUYER:


                      COTTONWOOD REALTY SERVICES, L.L.C.,
                      a Texas limited liability company,



                      By:   /S/ ROBERT J. AXLEY
                            ------------------------------
                      Name:  Robert J. Axley
                      Title: Managing Director

                    ESCROW HOLDER'S ACKNOWLEDGEMENT
                    -------------------------------


     The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.


Effective Date: July 7, 1997      COMMONWEALTH TITLE INSURANCE COMPANY


                                  By:  /S/ LISA PROCHNOW
                                       ------------------------------
                                  Name: Lisa Prochnow
                                       ------------------------------
                                  Title: Assistant Vice President
                                       ------------------------------
                                                        "Escrow Holder"

                             EXHIBIT LIST
                             ------------



     "A" - Property Description

     "B" - Personal Property

     "C" - Form of Tenant Estoppel Certificate

     "D" - Special Warranty Deed

     "E" - Bill of Sale, Assignment and Assumption Agreement

     "F" - Exceptions to Seller's Representations and Warranties

     "G" - Rent Roll

     "H" - Service Agreements

     "I" - Environmental Reports

EXHIBIT "A"

PROPERTY DESCRIPTION


BEING a Tract of land situated in the Andrew J. Mannin Survey, Abstract No. 948 and being part of Lot 2A, Block 4/5625 of 5956 Sherry Lane, an addition to the City of Dallas according to the plat thereof recorded in Volume 82167, Page 288, Map Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod set for corner in the South Right-of-Way line of Sherry Lane as dedicated by the plat of 5956 Sherry Lane Addition (a 56' Right-of-Way at this point), said corner being S 00 degree 03' 27" West,
3.00 feet from the Northeast corner of said 5956 Sherry Lane Addition;

THENCE S 00 degree 03' 27" West, departing the Southerly line of said Sherry Lane, a distance of 192.58 feet to an iron rod found for corner in the Northerly line of a 20' alley;

THENCE S 89 degree 48' 00" West, with the North line of said 20' alley, a distance of 474.79 feet to an iron rod set for corner;

THENCE N 00 degree 03' 27" E, departing the North line of said 20' alley, a distance of 192.58 feet to an iron rod set for corner in the South line of the aforementioned Sherry Lane (a 53' Right-of-Way at this point), as dedicated by the plat of 5956 Sherry Lane;

THENCE N 89 degree 48' 00" East with the South line of said Sherry Lane, a distance of 474.79 feet to the POINT OF BEGINNING and CONTAINING 2.099 acres of land, more or less.

                              EXHIBIT "B"

                           PERSONAL PROPERTY

ACCOUNTANTS OFFICE                     SECURITY ROOM

Desk                                   Wooden 2 drawer file cabinet
Credenza                               Credenza
Computer printer desk with drawer      Office chair
Office chair                           Pentium computer
Swivel arm chair                       Typewriter
Metal 4 drawer file cabinet            HP LaserJet IIP Printer
Computer stand
Compaq Pentium Computer
View Sonic Monitor/Color
HP LaserJet 4 Plus Printer             ADMIN. ASST. AREA

                                       Office chair
LEASING/MGR OFFICE                     Xerox 6020 Memorywriter
                                       Pentium Computer
Desk                                   Addonics Monitor/Color
Office chair                           HP LaserJet 4 Plus Printer
Executive chair
2 Side chairs
Credenza
Computer stand                         KITCHEN
Wooden 4 drawer file cabinet
Wooden 2 drawer file cabinet           Hotpoint Refrigerator
Wooden bookshelf                       Panasonic Microwave
Dart 486 Computer                      Storage cabinet
Mag Monitor/Color
HP LaserJet 5 Printer

RECEPTION AREA

Desk                                   Radio System
Office chair                           Phone System
Credenza
3 Arm chairs
2 End tables
Advanced Logic 486 Computer
Mag Monitor/Color
HP LaserJet II Printer

FILE ROOM                              CONFERENCE ROOM

3 - Metal 4 drawer file cabinets       Conference table
Plan Rack                              6 Arm chairs
                                       Credenza

CHIEF ENGINEER OFFICE                  CONCIERGE

Desk                                   Desk
Metal 2 drawer file cabinet            Credenza
2 office chairs                        Carpet
Table                                  2 Arm chairs
Computer stand                         2 Leather swivel arm chairs
486 Computer                           Compaq 286 computer with monitor
Mag Monitor/Color\                     LaserJet II Printer
HP LaserJet 4L Printer                 Folding table


MISC

Desk
Computer printer desk with drawer
Metal 2 drawer file cabinet
3 Cubicle station each with:
  Table, Desk with Side drawers and
  Computer tabletop, 1 closed shelving unit and 1 open shelving unit

                              EXHIBIT "C"

FORM OF TENANT ESTOPPEL CERTIFICATE

________ ___, 1997




SHERRY LANE ASSOCIATES
c/o JMB Realty Corporation
900 North Michigan Avenue
12th Floor
Chicago, Illinois  60611
Attention:  Mr. Brian Ellison

COTTONWOOD REALTY SERVICES, L.L.C.
7557 Rambler Road
Suite 932
Dallas, Texas  75231
Attention:  Mr. Robert J. Axley

           Re:   5956 Sherry Lane
                 Dallas, Texas
                 ----------------

Ladies and Gentlemen:

     You have informed the undersigned that Sherry Land Associates ("Landlord"), the current landlord under the "Lease" (as hereinafter defined), is engaged in negotiations with Cottonwood Realty Services, L.L.C. ("ALTA"), respecting the possible purchase and sale of the office building located at 5956 Sherry Lane, Dallas, Texas ("Property").

     This letter is to confirm that the undersigned is currently the tenant under that certain lease originally dated ______________________________, between _________________________________, as landlord, and __________________, as tenant, as amended by that certain _________________________ dated _______________, between
______________________, as landlord, and ________________________, as tenant (collectively, the "Lease"). The Lease covers our premises located at the Property (as more particularly described in the Lease), and is, on the date of this letter, in full force and effect. The term of the Lease has commenced and rent has commenced to accrue.

SHERRY LANE ASSOCIATES
COTTONWOOD REALTY SERVICES, L.L.C.
__________  ____, 1997
Page 2



     Further, except as expressly noted in this letter or on Schedule A attached hereto, to the best knowledge of the undersigned, (1) there are no other agreements or amendments and no subleases, assignments or modifications of the Lease, (2) there are no defaults that now exist under the terms of the Lease, whether on the part of landlord or tenant, (3) any improvements required under the Lease to be constructed by the landlord under the Lease have been completed to our satisfaction, (4) we have accepted possession of and are currently occupying the premises under the Lease, (5) we currently have no defenses, offsets or abatements under the Lease, (6) we have paid no rent or other sums more than 30 days in advance to you (other than security deposit described in Schedule A, and (7) our current rental obligations are as described in Schedule A and we have made all payments through the monthly payment set forth in Schedule A.

     On behalf of ourselves and our successors and assigns, we hereby authorize each of you to forward or otherwise deliver this letter, or a copy hereof, to any third party with which you are dealing in connection with any sale, joint venture, financing or other transaction involving the Property, and each such party and its successors and assigns will be entitled to rely on this letter in connection with such transaction.

                            [TENANT'S NAME]


                            By:   ________________________________
                                  Name: __________________________
                                  Title: _________________________

                              SCHEDULE A
                              ----------




Security Deposit, if any:         _____________________

Monthly Fixed Rental Obligations:  _____________________

Monthly Estimated Tax and/or
 Operating Expense Payment:       _____________________

Monthly Payments made through:    _____________________

Additional Matters, if any:
                      ___________________________________________________
                      _____________________________________________

EXHIBIT "D"

SPECIAL WARRANTY DEED



STATE OF TEXAS              ]
                            ]     KNOW ALL MEN BY THESE PRESENTS
COUNTY OF DALLAS            ]     THAT:



     SHERRY LANE ASSOCIATES, a Texas general partnership ("Grantor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration paid by COTTONWOOD REALTY SERVICES, L.L.C., a Texas limited liability company ("Grantee"), the receipt and sufficiency of which are hereby acknowledged and confessed, subject to the exceptions, liens, encumbrances, terms and provisions hereinafter set forth and described, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of that certain lot, tract or parcel of land situated in the City of Dallas, Dallas County, Texas, and being more particularly described in Exhibit "A" attached hereto and incorporated herein by reference, together with all improvements located on such land (such land and improvements being collectively referred to as the "Property").

           The Property is conveyed to Grantee subject to: (a) all taxes and assessments, both general and special, not now due and payable; (b) building and zoning ordinances, laws, regulations and restrictions by municipal or other governmental authority; (c) any and all leases, easements, rights-of-way, encumbrances, conditions, covenants, restrictions, reservations and exceptions of record; (d) all matters, including, but not limited to, road, highway, pipeline, railroad and utility easements which would be disclosed by a survey and inspection of the Property; (e) all rights of tenants in possession; and (f) all other matters of record.

     TO HAVE AND TO HOLD the Property, together with all rights and appurtenances pertaining thereto, including all of Grantor's right, title and interest in and to adjoining streets, alleys and rights-of-way, unto Grantee and Grantee's successors, heirs and assigns forever; and Grantor does hereby bind itself and its successors and heirs to warrant and forever defend the Property unto Grantee and Grantee's successors, heirs and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.

     The Property is conveyed "As Is, Where Is, With All Faults" and, except as specifically set forth in this Deed, Grantor hereby expressly disclaims and excludes all covenants and warranties of title of every nature and kind whatsoever (express, implied, statutory or otherwise).

     EXECUTED as of the ___ day of _____________, 1997

                            GRANTOR:

                            SHERRY LANE ASSOCIATES,
                            a Texas general partnership

                            By:   CARLYLE REAL ESTATE LIMITED
                                  PARTNERSHIP-XIII,
                                  an Illinois limited partnership,
                                  General Partner

                                  By:  JMB REALTY CORPORATION,
                                       a Delaware corporation
                                       General Partner


                                       By: _____________________
                                       Name: ___________________
                                       Title: __________________

EXHIBIT "A"

LEGAL DESCRIPTION


BEING a Tract of land situated in the Andrew J. Mannin Survey, Abstract No. 948 and being part of Lot 2A, Block 4/5625 of 5956 Sherry Lane, an addition to the City of Dallas according to the plat thereof recorded in Volume 82167, Page 288, Map Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod set for corner in the South Right-of-Way line of Sherry Lane as dedicated by the plat of 5956 Sherry Lane Addition (a 56' Right-of-Way at this point), said corner being S 00 degree 03' 27" West,
3.00 feet from the Northeast corner of said 5956 Sherry Lane Addition;

THENCE S 00degree 03' 27" West, departing the Southerly line of said Sherry Lane, a distance of 192.58 feet to an iron rod found for corner in the Northerly line of a 20' alley;

THENCE S 89 degree 48' 00" West, with the North line of said 20' alley, a distance of 474.79 feet to an iron rod set for corner;

THENCE N 00 degree 03' 27" E, departing the North line of said 20' alley, a distance of 192.58 feet to an iron rod set for corner in the South line of the aforementioned Sherry Lane (a 53' Right-of-Way at this point), as dedicated by the plat of 5956 Sherry Lane;

THENCE N 89 degree 48' 00" East with the South line of said Sherry Lane, a distance of 474.79 feet to the POINT OF BEGINNING and CONTAINING 2.099 acres of land, more or less.

                              EXHIBIT "E"

BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

(5956 Sherry Lane; Dallas, Texas)


     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, SHERRY LANE ASSOCIATES, a Texas general partnership ("Seller"), hereby sells, transfers, assigns and conveys to COTTONWOOD REALTY SERVICES, L.L.C., a Texas limited liability company ("Buyer"), the following:

     1. PERSONAL PROPERTY. All right, title and interest of Seller in and to those items of tangible personal property described in Exhibit "A" attached hereto and made a part hereof ("Personal Property"), located upon, and used in the operation of, that certain office building, located at 5956 Sherry Lane in the City of Dallas, County of Dallas, State of California (collectively, the "Property").

     2. LEASES. All right, title and interest of Seller in and to all leases ("Leases") relating to the Property and described in Exhibit "B" attached hereto.

     3. SERVICE AGREEMENTS. All right, title and interest of Seller in and to all service agreements ("Service Agreements") relating to the Property, or any part of the same and described in Exhibit "C" attached hereto.

     4. INTANGIBLE PROPERTY. All right, title and interest of Seller, to the extent assignable, in and to all contract rights, agreements, tenant lists, governmental permits, licenses and approvals, advertising material and telephone exchange numbers (collectively, the "Intangible Property") directly relating to the Property.

     This Bill of Sale, Assignment and Assumption is given pursuant to that certain agreement ("Agreement") captioned "PURCHASE AGREEMENT", dated as of _______ ___, 1997, between the Seller and Buyer, providing for, among other things, the assignment of the Personal Property, Tenant Leases, Service Agreements and Intangible Property. The covenants, agreements, and limitations (including, but not limited to, the limitations of liability provided in paragraph 10B of the Agreement) provided in the Agreement with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Seller and

Buyer, and their respective successors and assigns. Said property is conveyed "as is" without warranty or representation, except as expressly provided in (and subject to the limitations of) the Agreement.

                            DATED:  As of _____________ ___, 1997.

                            SELLER:


                            SHERRY LANE ASSOCIATES,
                            a Texas general partnership

                            By:   CARLYLE REAL ESTATE LIMITED
                                  PARTNERSHIP-XIII,
                                  an Illinois limited partnership,
                                  General Partner

                                  By:  JMB REALTY CORPORATION,
                                       a Delaware corporation
                                       General Partner


                                       By: _____________________
                                       Name: ___________________
                                       Title: __________________

ASSUMPTION BY BUYER
-------------------


           As of this ____ day of _____________, 1997, Buyer hereby accepts the foregoing assignment of Leases, Service Agreements and other contracts, agreements assigned hereby and agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Seller thereunder, to the extent the same arise from and after the date hereof.

                            BUYER:

                            COTTONWOOD REALTY SERVICES, L.L.C.,
                            a Texas limited liability company

                            By:   _______________________
                            Name: ______________________
                            Title: _____________________

                              EXHIBIT "A"

LIST OF PERSONAL PROPERTY

                              EXHIBIT "B"

LIST OF LEASES

EXHIBIT "C"

LIST OF SERVICE AGREEMENTS

EXHIBIT "F"

EXCEPTIONS TO SELLER'S REPRESENTATIONS AND WARRANTIES

EXHIBIT "G"

RENT ROLL

EXHIBIT "H"

SERVICE AGREEMENTS

                              EXHIBIT "I"

                         ENVIRONMENTAL REPORTS